MFS(R) HIGH INCOME FUND

                             MFS(R) HIGH YIELD FUND

                      MFS(R) HIGH YIELD OPPORTUNITIES FUND

                      Supplement to the Current Prospectus

The description of portfolio manager under the "Management of the Fund" section is hereby restated as follows:

John Addeo, a Vice President of MFS, has been employed by MFS in the investment management area since 1998. Mr. Addeo became a portfolio manager of the fund effective July 1, 2000. From 1997 to 1998, Mr. Addeo worked as a research analyst with Eaton Vance Management.


                The date of this Supplement is December 31, 2001